EXHIBIT 10.2

Restricted Proprietary Information
ORANO CONTRACT NO. C18 012CEN SW 01
USEC CONTRACT NO. NO.EC-SC01-18MI03174

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

AMENDMENT N°1
To the Purchase and Sale Agreement

Orano CONTRACT NO. C18 012 CEN SW 01
USEC CONTRACT NO. NO.EC-SC01-18MI03174

This Amendment n°1 is entered into as of the 5 day of June 2020 (the “Effective Date”) by and between Orano Cycle, a company organized under the laws of France (“Supplier”), and United States Enrichment Corporation (“Customer”), a corporation organized under the laws of Delaware, USA (Customer and Supplier being sometimes referred to herein individually as a “Party” and collectively as the “Parties”).

PREAMBLE - PURPOSE OF THIS AMENDMENT N°1
WHEREAS:

(a)
The Parties signed on April 27, 2018 a Purchase and Sale Agreement (referred with USEC Contract n° EC-SC01-18MI03174 and with Orano Cycle Contract n° C18 012 CEN SWU 00) (herein after referred as the “Agreement”).

(b)	The Parties wish to modify the Agreement to:

2.1	advance 80 to 110 kSWU from 2023 to 2020 with exact quantity set by Centrus 3 days after the Effective Date of the Agreement,

2.2	advance 80 to 115 kSWU from 2024 to 2020 with exact quantity set by Centrus by July 31, 2020 and,

2.3	reduce the nominal SWU quantity in Year 2023 and 2024 by the quantity advanced into 2020 to be purchased by Buyer from Supplier and

2.4	confirm the fulfillment of all purchases, sales, deliveries and payment obligations under the Agreement through the end of the contract.

NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS

ARTICLE 1 - MODIFICATIONS TO THE AGREEMENT

1	Unless the context requires otherwise, capitalized terms in this Amendment n°1 shall have the same meanings as terms defined in the Agreement.

2	The Parties have agreed to vary the Agreement by making the following modifications:

2.1	The section 3.1 “Commitments of the Parties” of Article 3 of the Agreement shall be entirely deleted and replaced as follows:
“3.1    Commitments of the Parties. Under this Agreement, Customer shall purchase from Supplier, and Supplier shall sell to Customer, the nominal quantities of SWU in Row 2 of the table below for Delivery beginning in Delivery Year 2020 through 2028, subject to (i) the flexibility in Row 4, which shall allow Customer to modify its purchase obligation for the Years listed in the table to fall between the minimum in Row 1 and the maximum in Row 3, (ii) the possible addition of the Years 2029 and 2030 to the Parties’ obligations under this Agreement pursuant to Section 3.2.1. There are no purchase or sales obligations in 2021 and 2022 under this Agreement.
Deliveries in 2020 will be advanced deliveries from 2023 and 2024 *****.
The annual SWU quantities purchased in a Delivery Year during the Term by Customer and Delivered by Supplier shall fall within the range of the applicable minimum and maximum quantities in the table below. Purchases above the nominal amount in a Delivery Year shall not be credited against Customer’s purchase obligations in a future Delivery Year, and purchases below the nominal amount in a Delivery Year shall not be added to Customer’s purchase obligations for a future Delivery Year.

Row	Quantity (KSWU)	2020	2023***	2024 ***	Sub-Total 2020-2024	2025	2026	2027	2028	2029	2030	Total
1	Minimum	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	3689**
2	Nominal	Qa1 + Qa2	300-Qa1	400-Qa2	700	500	750	750	750	750*	750*	4950**
3	Maximum	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	6211**
4	Flexibility		*****	*****	*****	*****	*****	*****	*****	*****	*****

Where:	Qa1	Advanced quantity from 2023 to 2020
	Qa2	Advanced quantity from 2024 to 2020
	Qa1+Qa2	*****

* Years 2029-2030 are optional Years under Section 3.2.
** Totals assume optional Years are elected under Section 3.2. *****.
*** ***** ”

2.2	The section 3.2.2 “Advancement of Purchases and Deliveries” of Article 3 of the Agreement shall be entirely deleted and not replaced.

2.3	The section 3.2.3 “Postponement of Purchases and Deliveries” of Article 3 of the Agreement shall be entirely deleted and not replaced.

2.4	The section 3.2.4 “Notices; Effect of Advancement or Postponement on Optional Years” of Article 3 of the Agreement shall be entirely deleted and replaced as follows.
“Section 3.2 Notices.    For avoidance of doubt, any Notice given under this Section 3.2 shall be in addition to the standard Notices given under Section 3.3.”

2.5	The section 6.1.1 of Article 6.1 “Price” of Article 6 of the Agreement shall be entirely deleted and replaced as follows.
“6.1.1.    *****”
The remaining provisions of Article 6.1 remain unchanged (i.e. sections 6.1.1.1, 6.1.1.2, 6.1.1.3, 6.1.1.4, 6.1.1.5).

2.6	The Parties agree to insert the following new sections in Article 6.1 “Price” of Article 6 of the Agreement.
“6.1.1.6.    *****.
6.1.1.7.        *****:
*****.
*****”

2.7	The section 6.4.2 of Article 6.4 “Suppliers Invoice” of Article 6 of the Agreement shall be entirely deleted and replaced as follows.
“6.4.2    All invoiced amounts for Year 2020 only or related to services provided for in Year 2020 only shall be paid in United States dollars (“USD” or “US$”). All other invoiced amounts shall be paid in United States dollars (“USD” or “US$”) and Euros (“EUR”).”
The remaining provisions of Article 6.4 remain unchanged (i.e. sections 6.4.1, 6.4.3, 6.4.4, 6.4.5, 6.4.6, 6.4.7, 6.4.8, 6.4.9).

2.8	The section 6.4.3 of Article 6.4 “Suppliers Invoice” of Article 6 of the Agreement shall be entirely deleted and replaced as follows:
“6.4.3 For Year 2020 delivery, Customer shall pay each Invoice *****in USD. For all other Delivery Years, Customer shall pay each Invoice *****in EUR and 50% in USD (using a fixed currency conversion of *****USD: 1 EUR). Customer shall pay each invoice by wire transfer of immediately available funds in accordance with Supplier’s invoice instructions not later than ***** the “Payment Due Date”).”

2.9	The definition of “Affiliate” given in section 1.3 of Article 1 of the Agreement shall be entirely deleted and replaced as follows:

“Affiliate means any entity that, through one or more intermediaries, controls, is controlled by, or is under common control with, such Party as well as any existing or future entity that is directly or indirectly controlled by, or is under common control with, a Party’s holding company. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.”

2.10	A new section 19.11 shall be inserted into Article 19 of the Agreement as follows:
“19.11 Compliance

Each Party represents and warrants that it will comply with all applicable laws, rules and regulations in the performance of this Agreement, including, but not limited to, those pertaining to anticorruption and export control, and will take reasonable measures to assure their respective directors, officers, employees, agents and representative so comply.   Without limitation of the foregoing, each Party represents and warrants that it will refrain from promising, offering, or giving anything of value, directly or indirectly, to persons or entities for the purpose of obtaining or retaining an improper business advantage, in violation of applicable laws, rules or regulations. Each Party further represents and warrants that, in the performance of this Agreement, it will refrain from illegally promising, offering, or giving anything of value, directly or indirectly to any government official, official political party, party official or candidate for any political office, for the purpose of influencing or inducing any act or decision by any government official or agency.
 In the event that a Party is determined by final judicial decision to have violated the requirements of this Article the other Party may, by prior written notice, and in addition to any other rights or remedies, terminate this Agreement for cause.”
ARTICLE 3 - UNMODIFIED PROVISIONS - CONTINUITY OF THE AGREEMENT

3.1	The provisions of the Agreement which are not modified by this Amendment n°1 shall remain in full force and effect.

3.2	Except as expressly provided in this Amendment n°1, the Agreement shall remain in full force and effect and shall remain binding on all Parties to the Agreement.
ARTICLE 4 - COUNTERPARTS
This Amendment n°1 may be executed in any number of counterparts, each of which when executed shall be an original, but all the counterparts together shall constitute one document. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

ARTICLE 5 - COMING INTO FORCE
This Amendment n°1 shall come into force on the Effective Date subject to its signature by the duly authorized representatives of both Parties and shall form part of the Agreement from the date of its signature by all Parties.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment n°1 to the Agreement to be signed in two (2) originals by their duly authorized representatives as of the Effective Date.

Orano Cycle                        UNITED STATES ENRICHMENT
CORPORATION

By:            /s/                By:        /s/
Name:        Jacques Peythieu            Name: _John M. A. Donelson

Title: Chemistry and Enrichment BU Director	Title:_Senior VP, Sales and Chief Marketing Officer